ALLIANCE HEALTH CARE FUND, INC.

811-9329 Exhibit 77Q1 (e)



Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit (d) to Pre-Effective Amendment No. 2 of Registrant's Registration Statement on Form N-1A (File No. 333-77953 and 811-09329) filed with the Securities and Exchange Commission on July 16, 1999.